     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19th 2006

TRANSNATIONAL AUTOMOTIVE GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-33149	76-0603927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Columbia Tower 701 5th Avenue, Suite 4200, Seattle, WA	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (206) 262-7413

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)	Effective June 26th 2006 Transnational Automotive Group, Inc. (the “Company”) accepted the voluntary resignation of Mr. James Buck as President.

Effective June 19th 2006 the Company accepted the voluntary resignation of Mr. Seid Sadat as Chief Financial Officer.

Effective June 26th 2006 Transnational Automotive Group, Inc. (the “Company”) accepted the voluntary resignation of Mr. Don Durand as Chief Operating Officer.

(c)	Effective June 26th 2006 Mr. Terry Klapakis was appointed President and Chief Operating Officer of the Company.

Mr. Klapakis was Professor of Counterterrorism, Asia Pacific Center for Security Studies, Honolulu, Hawaii from August 2004 to June 2006. Previous to that, he was Philippine Country Director, J5, Pacific Command, Honolulu, Hawaii from July 2000 to August 2004.

There are no family relationships between any of the officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSNATIONAL AUTOMOTIVE GROUP, INC.
(Registrant)

Date: July 15th, 2006	/s/ Terry Klapakis
(Signature)
Terry Klapakis, President